SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant    ☒
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Check the appropriate box:
☒    Preliminary Proxy Statement
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☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Liquid Audio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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LIQUID AUDIO, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 1, 2002

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Liquid Audio, Inc., a Delaware corporation, will be held on Monday, July 1, 2002 at 10:00 a.m., local time, at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California 94065, for the following purposes:

1.	To elect two (2) Class II directors for a term of three (3) years or until their successors are duly elected and qualified;

2.	To ratify the appointment by our board of directors of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2002; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on May 20, 2002 are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

By order of the Board of Directors of Liquid Audio, Inc.

Robert G. Flynn
Secretary

Redwood City, California
May 28, 2002

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

LIQUID AUDIO, INC.

PROXY STATEMENT

FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed Proxy is solicited on behalf of the board of directors (the “Board”) of Liquid Audio, Inc., a Delaware corporation (the “Company” or “Liquid Audio”), for use at our Annual Meeting of Stockholders to be held on Monday, July 1, 2002 at 10:00 a.m., or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Our Annual Meeting will be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City California 94065. The telephone number at that location is (650) 598-9000.

These proxy solicitation materials and the Annual Report on Form 10-K for the year ended December 31, 2001, including financial statements, were first mailed on or about May 28, 2002 to all stockholders entitled to vote at the Annual Meeting.

WE SHALL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE ANNUAL REPORT ON FORM 10-K TOGETHER WITH THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE ANNUAL REPORT UPON REQUEST OF THE STOCKHOLDER MADE IN WRITING TO LIQUID AUDIO, INC., 800 CHESAPEAKE DRIVE, REDWOOD CITY, CALIFORNIA 94063, ATTN: SECRETARY.

RECORD DATE; OUTSTANDING SHARES

Stockholders of record at the close of business on May 20, 2002 are entitled to notice of and to vote at the Annual Meeting. We have one series of voting shares outstanding, designated common stock, $0.001 par value. As of May 6, 2002, 22,745,624 shares of our common stock were issued and outstanding. Each holder of shares of common stock is entitled to vote one (1) vote on each proposal presented in this Proxy Statement for each share of stock held. The closing price of our common stock on May 6, 2002, as reported by Nasdaq, was $2.45 per share.

REVOCABILITY OF PROXIES

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us or our transfer agent a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

The cost of soliciting proxies will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, telefax or otherwise.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders are entitled to present proposals for actions at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of our stockholders that are intended to be presented by such stockholders at our next Annual Meeting of Stockholders to be held in 2003 must be received by us no later than January 15, 2003 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

Our Bylaws establish an advance notice procedure for proposals to be brought by stockholders before an annual meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder, such stockholder must provide timely notice as provided above, and the notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. A copy of the full text of the Bylaw provision discussed above may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to Liquid Audio, Inc., 800 Chesapeake Drive, Redwood City, California 94063.

The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at our 2003 Annual Meeting of stockholders that is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to us in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than January 15, 2003. If a stockholder does not comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at our 2003 Annual Meeting of stockholders.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) who will be an employee of our transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote as of May 20, 2002 and present or represented by proxy at the meeting.

When Proxies are properly dated, executed and returned, the shares represented by such Proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees for directors set forth herein; (ii) the ratification of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2002; and (iii) to transact such other business as may properly come before the meeting or any adjournment thereof.

The Inspector will treat shares that are voted “FOR,” “AGAINST” or “ABSTAIN” on a matter as being present at the meeting for purposes of establishing a quorum and as shares entitled to vote, or votes cast, at our Annual Meeting with respect to such matter. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a matter (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore be counted only for purposes of determining the presence or absence of a quorum and will not be considered votes cast. Accordingly, broker non-votes will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter.

FISCAL YEAR END

Our fiscal year ends on December 31. Our last fiscal year ended on December 31, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of the our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission (SEC) and with Nasdaq. Such officers, directors and 10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of copies of Forms 3, 4, 5 and amendments thereto furnished to us pursuant to Rule 16(a)-(e) with respect to the last fiscal year and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were applicable to our officers, directors and 10% shareholders were complied with, we believe that all reports required to be filed under Section 16(a) have been filed on a timely basis by the foregoing persons for our 2001 fiscal year, except as follows: a late filing of a Form 3 by Stephen V. Imbler, resulting in his initial holdings not being timely reported; a late filing of a Form 3 by Raymond A. Doig, resulting in his initial holdings not being timely reported; late filings of a Form 4 and a Form 5 by Gerald W. Kearby, resulting in one sales transaction and one option grant not being timely reported; late filings of a Form 4 and a Form 5 by Philip R. Wiser, resulting in three sales transactions and one option grant not being timely reported; a late filing of a Form 5 by Ann Winblad, resulting in an option grant not being timely reported; a late filing of a Form 5 by Robert G. Flynn, resulting in an option grant not being timely reported; a late filing of a Form 5 by Michael R. Bolcerek, resulting in an option grant not being timely reported; a late filing of a Form 5 by Silvia Kessel, resulting in an option grant not being timely reported; a late filing of a Form 5 by Mathieu Prevost, resulting in an option grant not being timely reported; a late filing of a Form 5 by Leon Rishniw, resulting in two option grants not being timely reported; and a late filing of a Form 5 by Richard W. Wingate, resulting in an option grant not being timely reported.

PROPOSAL ONE

ELECTION OF DIRECTORS

GENERAL

We have a classified board of directors of five members divided into three classes with overlapping three-year terms. Each director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS III DIRECTOR

Two Class III directors are to be elected at the Annual Meeting for a three-year term ending in 2005. Our board of directors has nominated Gerald W. Kearby and Raymond A. Doig for re-election as Class III directors. The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. Unless otherwise instructed, the persons named in the enclosed Proxy will vote proxies received by them for the re-election of Mr. Kearby and Mr. Doig. We expect that both Mr. Kearby and Mr. Doig will accept such nomination; however, in the event that either nominee or both are unable to or decline to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee designated by our present board of directors. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all Proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until such director’s term expires in 2005 or until such director’s successor has been elected and qualified.

INFORMATION REGARDING NOMINEE AND OTHER DIRECTORS

Set forth below is certain information regarding the nominees for Class III directors and each of our other directors whose term of office continues after the Annual Meeting. Information as to the stock ownership of each director and all of our current directors and executive officers as a group is set forth below under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

Name	Age	Principal Occupation	Director Since

Class III Directors

Gerald W. Kearby	54	President and Chief Executive Officer of Liquid Audio, Inc.	1996

Raymond A. Doig	64	Consultant	2001

Class I Directors

Robert G. Flynn	48	Senior Vice President of Business Development of Liquid Audio, Inc.	2001

Stephen V. Imbler	50	Advisor of Hyperion Solutions Corporation	2001

Class II Directors

Ann Winblad	51	General Partner of Hummer Winblad Venture Partners	1996

NOMINEES FOR CLASS III DIRECTORS FOR A TERM EXPIRING IN 2005

Mr. Kearby co-founded Liquid Audio in January 1996. Since January 1996, Mr. Kearby has served as our President and Chief Executive Officer and one of our directors. From June 1995 to December 1995, Mr. Kearby was co-founder and Chief Executive Officer of Integrated Media Systems, a manufacturer of computer-based professional audio equipment. From January 1989 until June 1995, Mr. Kearby served as Vice President of Sales and Marketing at Studer Editech Corporation, a professional audio recording equipment company. Mr. Kearby holds a B.A. in broadcast management and audio engineering from San Francisco State University.

Mr. Doig has served as one of our directors since November 2001. Mr. Doig has served as President of EMV Partners Corp., a company engaged in business consulting and as the general partner of a venture capital limited partnership, from 1986 to 1998. From 1983 to 1986, Mr. Doig was co-founder and Chief Operating Officer of Stanfill, Doig & Co., a consulting firm. From March 1977 to August 1983, Mr. Doig served as President and CEO of 20th Century Fox International and as Vice President of Corporate Development for 20th Century Fox Film Corp. During 1998 and 1999, Mr. Doig served as a fulltime operations consultant to Entertainment Properties, Inc., a wholly-owned privately held company. Mr. Doig continues to act as a consultant to Entertainment Properties, Inc. on an as needed basis. Mr. Doig holds an M.B.A., an M.S. in Public Administration and a B.S. in Physical Sciences from the University of Southern California.

INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRES IN 2003

Mr. Flynn co-founded Liquid Audio in January 1996. Since July 1999, Mr. Flynn has served as our Senior Vice President of Business Development and Secretary. From January 1996 to July 1999, Mr. Flynn served as our Vice President of Business Development and Secretary. Mr. Flynn also served as our Chief Financial Officer from January 1996 to August 1997 and as one of our directors from January 1996 to June 1996. From March 1987 until November 1995, Mr. Flynn served as a general partner of Entertainment Media Venture Partners I, L.P., an institutional venture capital fund investing in the entertainment, media and communications technology industries. During this time, Mr. Flynn also served on the board of directors of Integrated Media Systems. Mr. Flynn holds a B.A. in English from Stanford University and an M.B.A. from University of California at Los Angeles.

Mr. Imbler has served as one of our directors since November 2001. Mr. Imbler has held a variety of positions at Hyperion Solutions Corporation, a business intelligence software company, since July 1995, including Advisor from October 2001 to present, President and Chief Operating Officer from April 1999 to October 2001 and Senior Vice President and Chief Financial Officer from July 1995 to April 1999. Mr. Imbler served as Senior Vice President and Chief Financial Officer for Gupta Corporation, an enterprise database software company, from November 1994 to July 1995, Vice President and Chief Financial Officer for QuickResponse Services Inc., a developer of supply chain software applications, from May 1993 to October 1994, and Vice President of Finance for Oracle Corporation, an enterprise database and software developer, from July 1987 to May 1993. Mr. Imbler also serves on the board of directors for Wavecom, Inc., a French telecommunications company. Mr. Imbler holds an M.B.A. from University of Texas at Austin and a B.M. in piano performance from Wichita State University.

INCUMBENT CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2004

Ms. Winblad has served as one of our directors since May 1996. Ms. Winblad has been a general partner of Hummer Winblad Venture Partners, a venture capital investment firm, since 1989. She is a member of the board of trustees of the University of St. Thomas and is an advisor to numerous entrepreneurial groups such as the Software Development Forum and Software Industry Business Practices. Ms. Winblad also serves on the boards of directors of Net Perceptions Inc., a developer and supplier of real-time recommendation technology for the

Internet, The Knot, Inc., an Internet-based wedding services company, and several private companies, and on the board of trustees of the University of St. Thomas. Ms. Winblad holds a B.S. in mathematics and business administration from the College of Saint Catherine and an M.A. in education with an economics focus from the University of St. Thomas.

There are no family relationships among any of our directors or executive officers.

BOARD MEETINGS AND COMMITTEES

Our board of directors held a total of twelve meetings during 2001. During 2001, no director attended fewer than 75% of the meetings of our board of directors or the meetings of committees, if any, upon which such director served. Certain matters approved by our board of directors were approved by unanimous written consent.

Audit Committee.    The audit committee makes recommendations to our board of directors regarding the selection of independent accountants, reviews the results and scope of audit and other services provided by our independent accountants and reviews the accounting principles and auditing practices and procedures to be used for our financial statements. The rules of the National Association of Securities Dealers (“NASD”) require audit committees to have at least three members who are “independent,” as that term is defined under the NASD listing standards.

The audit committee of our board of directors currently is composed of Stephen V. Imbler, Ann Winblad and Raymond A. Doig. All three directors qualify as independent. Our audit committee held a total of five meetings during fiscal 2001. A copy of the audit committee charter is attached to this Proxy Statement as Appendix A.

Compensation Committee.    The compensation committee of our board of directors currently is composed of Ann Winblad and Raymond A. Doig. Our compensation committee reviews and recommends the compensation and benefits of all of our executive officers, administers our stock and option plans and establishes and reviews general policies relating to compensation and benefits of our employees. Our compensation committee held a total of two meetings during fiscal 2001.

Our board of directors does not have a nominating committee or any committee performing such function.

DIRECTOR COMPENSATION

In February 2002, our board of directors approved a plan to that provides our non-employee directors with cash compensation of $10,000 upon initial election and on each anniversary of becoming a director during their term of service, and $1,000 per meeting of the board of directors attended during their term of service. Previously, our directors did not receive cash compensation for their service as members of the board of directors. Ann Winblad declined to accept the cash compensation under this plan. Our directors are reimbursed for certain expenses in connection with attendance at board and committee meetings. Non-employee directors are granted a fully vested option to purchase 30,000 shares of common stock upon initial election and a fully vested option to purchase 10,000 shares of common stock on each anniversary of becoming a director during their term of service. We do not provide additional compensation for committee participation or special assignments of the board of directors. In June 2001, we granted Ann Winblad an option to purchase 10,000 shares of common stock, and in November 2001, we granted Stephen V. Imbler and Raymond A. Doig an option to purchase 30,000 shares of common stock each.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our compensation committee is currently or has been, at any time since our formation as a company, one of our officers or employees. None of our executive officers: (i) has served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our compensation committee; (ii) has served as a director of another entity, one of whose executive officers served on our compensation committee; or (iii) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as one of our directors.

REQUIRED VOTE

If a quorum is present and voting, the two (2) nominees for director receiving the highest number of votes will be elected to our board of directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. See “INFORMATION CONCERNING SOLICITATION AND VOTING—QUORUM; ABSTENTIONS; BROKER NON-VOTES.”

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NOMINEES LISTED ABOVE

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Our board of directors has selected PricewaterhouseCoopers LLP as our independent accountants to audit our financial statements for our fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP has audited our financial statements since 1996. Our board of directors recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, our board of directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be available at our Annual Meeting with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions. The following is a summary of fees billed to us by PricewaterhouseCoopers LLP during fiscal 2001:

Audit Fees

Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) in connection with its audit of our consolidated financial statements as of and for the year ended December 31, 2001 and its limited reviews of our unaudited condensed consolidated interim financial statements were $245,527, of which an aggregate amount of $30,000 has been billed through December 31, 2001.

Financial Information Systems Design and Implementation Fees

During the year ended December 31, 2001, PricewaterhouseCoopers rendered no professional services to us in connection with the design and implementation of financial information systems.

All Other Fees

In addition to the fees described above, aggregate fees of $170,312 were billed by PricewaterhouseCoopers during the year ended December 31, 2001, primarily for the following professional services:

Audit-related services	$120,000
Income tax compliance and related tax services	$50,312

The Audit Committee has determined that the rendering of non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining their independence.

REQUIRED VOTE

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants is not required by our By-Laws or other applicable legal requirement. However, the board of directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the board of directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2002. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR INDEPENDENT ACCOUNTANTS FOR THE 2002 FISCAL YEAR.

OTHER INFORMATION

Executive Officers

In addition to Messrs. Kearby and Flynn, the following persons are our executive officers:

Name	Age	Position
Michael R. Bolcerek	40	Senior Vice President and Chief Financial Officer

Richard W. Wingate	49	Senior Vice President of Content Development and Label Relations

Leon Rishniw	36	Vice President of Engineering

Mr. Bolcerek has served as our Senior Vice President and Chief Financial Officer since April 2001. From June to September 2000, Mr. Bolcerek was Chief Operating Officer and Vice President of Finance for Mongomusic.com, an online music service provider. From January 1999 to June 2000, Mr. Bolcerek was a finance consultant to several high technology and Internet companies. From June 1997 to September 1998, Mr. Bolcerek was President, Chief Financial Officer and Vice President of Finance for Spatializer Audio Laboratories Inc., an audio technology licensing company. From January 1997 to May 1997, Mr. Bolcerek was acting Corporate Controller for Novadigm, Inc., a software company. From June 1995 to July 1996, Mr. Bolcerek was Controller for Nokia Display Products, Inc., a computer monitor manufacturer and division of Nokia Group. From January 1994 to March 1995, Mr. Bolcerek was Acting Chief Financial Officer and Treasurer for Axil Computer, Inc., a computer hardware manufacturer. Prior to January 1994, Mr. Bolcerek held finance positions at NeXT Computer, Inc. and Oracle Corporation. Mr. Bolcerek holds a B.A. in economics from Brown University.

Mr. Wingate has served as our Senior Vice President of Content Development and Label Relations since November 1999 and as our Vice President of Content Development and Label Relations since August 1998. Mr. Wingate operated his own new media marketing consulting company, Wingate Marketing, from July 1996 until June 1998. From August 1997 to June 1998, Mr. Wingate was also a private music industry consultant. From June 1994 to July 1996, Mr. Wingate was Senior Vice President, Marketing for Arista Records Incorporated, a music recording company. Prior to June 1994, Mr. Wingate held several senior management positions with major music industry record labels, including Polygram, Inc. and Columbia Records. Mr. Wingate holds a B.A. in communications from Brown University.

Mr. Rishniw has served as our Vice President of Engineering since October 1999. He was originally employed by us as a software engineer in August 1996, became one of our Development Managers in January 1997 and Director of Engineering in November 1998. From May 1995 until August 1996, Mr. Rishniw served as a senior software engineer for Studer Editech, a professional audio recording equipment company. From August 1994 until May 1995, Mr. Rishniw served as a software engineer for Signal Stream Technology, a medical imaging technology provider. Mr. Rishniw holds a B.S. in engineering from Melbourne Institute of Technology.

There are no family relationships among any of our directors or executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information with respect to beneficial ownership of our common stock as of May 6, 2002 by:

•	each person known by us who beneficially owns more than 5% of the common stock;

•	each of our executive officers;

•	each of our directors and nominees for director; and

•	all executive officers and directors as a group.

Except as otherwise noted, the address of each 5% stockholder listed in the table is c/o Liquid Audio, Inc., 800 Chesapeake Drive, Redwood City, CA 94063. The table includes all shares of common stock issuable within 60 days of May 6, 2002 upon the exercise of options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to all shares of common stock. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares of common stock beneficially owned. The applicable percentage of ownership for each stockholder is based on 22,745,624 shares of common stock outstanding as of May 6, 2002, together with applicable options for that stockholder. Shares of common stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Steel Partners II, L.P.	1,866,366	8.2
150 East 52nd Street, 21st Floor New York, NY 10022

musicmaker.com and related entities(9)	1,568,100	6.9
c/o Barington Capital Group, L.P. 888 Seventh Avenue, 17th Floor New York, NY 10019

Gerald W. Kearby(1)	914,411	4.0

Robert G. Flynn(2)	738,539	3.2

Richard W. Wingate(3)	179,040	*

Leon Rishniw(4)	141,828	*

H. Thomas Blanco(5)	74,796	*

Ann Winblad(6)	360,738	1.6

Stephen V. Imbler(7)	30,000	*

Raymond A. Doig(7)	30,000	*

All executive officers and directors as a group (8 persons)(8)	2,469,352	10.6

(1)	Includes 82,811 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 6, 2002.
(2)	Includes 63,539 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 6, 2002.
(3)	Includes 131,707 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of May 6, 2002.

(4)	Includes 110,329 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of May 6, 2002.
(5)	Includes 66,664 shares of common stock issuable upon the exercise of options exercisable within 60 days of May 6, 2002.
(6)
Includes 80,943 shares of common stock owned by Hummer Winblad Venture Partners II, L.P., 488 shares of common stock owned by Hummer Winblad Technology Fund II, L.P. (collectively, the “Hummer Winblad Funds”) and 20,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of May 6, 2002. Ann Winblad is a general partner of Hummer Winblad Equity Partners II, L.P. (“HWII”), the general partner of each of the Hummer Winblad Funds. Consequently, Ms. Winblad may be deemed to beneficially own all of the shares held by the Hummer Winblad Funds. Ms. Winblad disclaims beneficial ownership of such shares, except to the extent of her respective pecuniary interest therein.

(7)	Includes 30,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of May 6, 2002.
(8)	Includes 535,050 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of May 6, 2002.
(9)
On September 28, 2001, musicmaker.com, Jewelcor Management, Inc., Barington Companies Equity Partners, L.P., Ramius Securities, LLC and Domrose Sons Partnership jointly filed a Schedule 13D pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, reporting combined ownership of 1,478,100 shares of the Company’s common stock as the total owned by the five entities. According to that Schedule 13D, as amended on May 10, 2002, musicmaker.com, a Delaware corporation, owns 655,900 shares of common stock; Jewelcor Management, Inc., a Nevada corporation, owns 475,500 shares of common stock; Barington Companies Equity Partners, L.P., a Delaware limited partnership, owns 339,200 shares of common stock; Ramius Securities, LLC owns 89,000 shares of common stock; and Domrose Sons Partnership, a New York partnership, beneficially owns 8,000 shares of common stock. Barington Companies Investors, LLC is the general partner of Barington Companies Equity Partners, L.P. James Mitarotonda is the managing member of Barington Companies Investors, LLC. Each of James Mitarotonda, Mano Mitarotonda and Mike Mitarotonda is a partner in Domrose Sons Partnership.

*	Does not exceed 1%.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation received for services rendered to us for the years ended December 31, 2001, 2000 and 1999 by our Chief Executive Officer and our four other most highly compensated executive officers who received salary and bonus in 2001 in excess of $100,000 (Named Executive Officers).

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	# Securities Underlying Options/SARs
Gerald W. Kearby	2001	$238,423	$52,000	$2,000	75,000
President and Chief Executive Officer	2000	216,963	105,685	2,000	125,000
	1999	167,692	100,000	—	—

Robert G. Flynn	2001	187,646	40,000	12,800	50,000
Senior Vice President of Business Development	2000	161,053	73,520	4,433	100,000
	1999	136,154	75,000	—	—

Leon Rishniw	2001	163,423	26,000	2,000	100,000
Vice President of Engineering	2000	144,445	71,223	2,000	63,780
	1999	114,615	17,500	—	30,000

Richard W. Wingate	2001	216,846	60,000	2,000	50,000
Senior Vice President of Content Development	2000	293,255	86,900	2,000	109,000
and Label Relations	1999	179,099	75,000	—	25,000

H. Thomas Blanco	2001	167,404	26,000	2,000	50,000
Vice President of Human Resources	2000	115,192	20,000	2,000	100,000
	1999	—	—	—	—

(1)	Amounts represent matching contributions to our 401(k) savings plan, and for Robert G. Flynn, also include reimbursement of relocation costs.

We granted stock options to certain Named Executive Officers during 2001. We have never granted any stock appreciation rights.

Option Grants in Last Fiscal Year

The following table provides information relating to stock options awarded to each of the Named Executive Officers and Non-employee Directors during the year ended December 31, 2001. All such options were awarded under our 1996 Equity Incentive Plan.
	Individual Grants
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted in Fiscal 2001(2)	Exercise Price(3)	Expiration Date	Potential RealizableValue at Assumed Annual Rates of Stock Price Appreciation for Options Term(4)
					5%	10%
Gerald W. Kearby	75,000	4.5%	$2.70	6/19/11	$127,351	$322,733
Robert G. Flynn	50,000	3.0	2.70	6/19/11	84,901	215,155
Richard W. Wingate	50,000	3.0	2.70	6/19/11	84,901	215,155
Leon Rishniw	50,000	3.0	1.84	4/24/11	57,858	146,624
Leon Rishniw	50,000	3.0	2.70	6/19/11	84,901	215,155
H. Thomas Blanco	50,000	3.0	1.84	4/24/11	57,858	146,624
Ann Winblad	10,000	0.6	2.51	5/31/11	15,785	40,003
Stephen V. Imbler	30,000	1.8	2.72	11/1/11	51,318	130,049
Raymond A. Doig	30,000	1.8	2.72	11/1/11	51,318	130,049

(1)	Options were granted under our 1996 Equity Incentive Plan and generally vest over four years from the date of grant.
(2)	Based on an aggregate of 1,650,750 options granted by us in the year ended December 31, 2001 to our employees, directors and consultants, including the Named Executive Officers.
(3)
Options were granted at an exercise price equal to the fair market value per share of common stock on the grant date, as determined by our board of directors according to the provisions of the 1996 Equity Incentive Plan.

(4)
The potential realizable value is calculated based on the term of the option at its time of grant, or 10 years. In accordance with the rules of the Securities and Exchange Commission, the following table also sets forth the potential realizable value over the term of the options, the period from the grant date to the expiration date, based on assumed rates of stock appreciation of 5% and 10% compounded annually. These amounts do not represent our estimate of future stock price performance. Actual realizable values, if any, of stock options will depend on the future performance of the common stock.

Fiscal Year End Option Values

The following table provides summary information concerning stock options held as of December 31, 2001 by each of the Named Executive Officers and Non-employee Directors. No officers or directors exercised options in 2001.

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gerald W. Kearby	—	$—	56,250	143,750	$—	$—
Robert G. Flynn	—	—	43,749	106,251	—	—
Richard W. Wingate	—	—	113,292	99,375	24,367	—
Leon Rishniw	—	—	55,477	58,303	19,250	21,250
H. Thomas Blanco	—	—	47,916	102,084	4,250	21,250
Ann Winblad	—	—	20,000	—	—	—
Stephen V. Imbler	—	—	30,000	—	—	—
Raymond A. Doig	—	—	30,000	—	—	—

(1)	The value of unexercised in-the-money options at fiscal year-end is based on a price per share of $2.35 less the exercise price.

Change of Control Arrangements

The compensation committee of our board of directors has approved a plan that provides that in the event of a change of control of Liquid Audio, the stock options of each our executive officers will immediately vest the greater of one year or 25% of all of their outstanding or unvested stock options. Executive officers qualifying under this plan include Gerald W. Kearby and Robert G. Flynn; the executive officers listed under “DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT,” and, H. Thomas Blanco (Vice President of Human Resources), Matthew Smith (Vice President of Product Marketing) and Kay Marsh (Vice President of Information Technology). Under a separate employment agreement, the stock options of Michael R. Bolcerek will vest an additional 12.5% in the event of his termination as a result of a change of control of Liquid Audio. For purposes of this plan, a change of control is defined as an event at which either (1) we enter into an agreement to dispose of all or substantially all of our assets; or (2) our stockholders dispose of 50% or more of our outstanding common stock.

CERTAIN TRANSACTIONS

Since our inception in January 1996, we have never been a party to any transaction or series of similar transactions in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of our common stock had or will have an interest, other than as described under “Security Ownership of Certain Beneficial Owners and Management” and the transactions described below.

Gerald W. Kearby, Philip R. Wiser and Robert G. Flynn were involved in our founding and organization and may be considered as our promoters. Mr. Kearby and Mr. Flynn are current executives and Mr. Wiser is a former executive. Following our inception in January 1996, we issued 937,500 shares of common stock to Mr. Kearby, 843,750 shares of common stock to Mr. Wiser and 750,000 shares of common stock to Mr. Flynn. Mr. Kearby, Mr. Wiser and Mr. Flynn each contributed a nominal amount of capital for our initial capitalization.

From May to July 1996, we sold an aggregate of 3,049,989 shares of Series A preferred stock to certain investors at a purchase price of $0.656 per share. In May 1997, we sold an aggregate of 3,186,888 shares of Series B preferred stock to certain investors at a purchase price of $1.96 per share. In July and September 1998, we sold an aggregate of 3,507,322 shares of Series C preferred stock to certain investors at a purchase price of $6.14 per share. The shares of Series A, Series B and Series C preferred stock automatically converted into 9,744,199 shares of common stock upon the closing of our initial public offering on July 8, 1999.

The investors in the preferred stock included the following entities, which are 5% stockholders or are affiliated with our directors:

Investor	Shares of Series A Preferred Stock	Shares of Series B Preferred Stock	Shares of Series C Preferred Stock
Entities Affiliated with Directors:
Entities affiliated with Ann Winblad(1)	1,829,272	788,928	81,431
(Entities affiliated with Hummer Winblad Venture Partners)(2)

(1)	Ann Winblad is a member of our board of directors. Ms. Winblad is a general partner of Hummer Winblad Venture Partners.
(2)
Hummer Winblad Venture Partners II, L.P. purchased 1,756,098 shares of Series A preferred stock, 757,370 shares of Series B preferred stock and 80,943 shares of Series C preferred stock. Hummer Winblad Technology Fund II, L.P. purchased 62,198 shares of Series A preferred stock and 26,825 shares of Series B preferred stock. Hummer Winblad Technology Fund II, L.P. purchased 10,976 shares of Series A preferred stock, 4,733 shares of Series B preferred stock and 488 shares of Series C preferred stock.

In the past, we have granted options to our executive officers and directors. We intend to grant options to our officers and directors in the future. See “PROPOSAL ONE—Director Compensation” and “EXECUTIVE COMPENSATION—Option Grants in Last Fiscal Year.”

We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to execute such agreements with our future directors and executive officers.

All of our securities referenced above were purchased or sold at prices equal to the fair market value of such securities, as determined by our board of directors, on the date of issuance.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The compensation committee of the board of directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company’s employee stock benefit plan for executive officers. The compensation committee is currently composed of independent, non-employee directors who, except as disclosed under “Compensation Committee Interlocks and Insider Participation,” have no interlocking relationships as defined by the Securities and Exchange Commission.

The compensation committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (each, an “Executive Officer” and collectively, the “Executive Officers”), should be influenced by the Company’s performance. The compensation committee establishes the salaries and bonuses of all of the Executive Officers by considering: (i) the Company’s financial performance for the past year; (ii) the achievement of certain objectives related to the particular Executive Officer’s area of responsibility; (iii) the salaries and bonuses of Executive Officers in similar positions of comparably-sized companies; and (iv) the relationship between revenue and Executive Officer compensation.

In 2001, the compensation committee reviewed management’s recommendations and a third party report on Executive Officer compensation that concluded that the Company was at risk due to discrepancies between the compensation paid to some of its management team and the market rate of compensation paid to similarly-situated executives. Based on that report and a review of the Company’s recent performance, the compensation committee approved minimum increases to the base and incentive bonus compensation of many of the Company’s Executive Officers. These increases were made effective as of June 1, 2001. The committee believes that, with these increases in place, the Company’s Executive Officer salaries and bonuses in 2001 were comparable in the industry for similarly-sized businesses.

In addition to salary and bonus, the compensation committee, from time to time, grants options to Executive Officers. The compensation committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company’s stock price, the compensation committee believes that options motivate Executive Officers to manage the Company in a manner that will also benefit stockholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an Executive Officer is the Executive Officer’s ability to influence the Company’s long-term growth and profitability.

In approving the Chief Executive Officer’s salary and stock option grants, the compensation committee generally followed the policies set forth above. Mr. Kearby’s base annual salary of $238,423 and a cash bonus of $52,000 for fiscal year 2001, reflects his position, duties and responsibilities.

Compensation Committee of the Board of Directors

Ann Winblad
Raymond A. Doig

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee of the Company’s board of directors consists of three non-employee directors, Mr. Imbler, Ms. Winblad and Mr. Doig, each of whom has been determined to be independent under the National Association of Securities Dealers’ Listing Standards. The audit committee is a standing committee of the board of directors and operates under a written charter adopted by the board of directors. Among its other functions, the audit committee recommends to the board of directors, subject to stockholder ratification, the selection of independent accountants.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles in the United States and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

During fiscal 2001, at each of its meetings, the audit committee met with the senior members of the Company’s financial management team and the independent accountants. The audit committee’s agenda is established by the audit committee and senior members of the Company’s financial management team. The audit committee has reviewed with management and the independent accountants the audited consolidated financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the audit committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles. The audit committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The independent accountants also provided to the audit committee the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The audit committee discussed with the independent accountants that firm’s independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

Based on the audit committee’s discussion with management and the independent accountants, and the audit committee’s review of the representation of management and the report of the independent accountants to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Stephen V. Imbler
Ann Winblad
Raymond A. Doig

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

PERFORMANCE GRAPH

The following graph compares the cumulative total return to stockholders on our common stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. and a group of peer issuers selected in good faith and comprised of Intertrust Technologies Corporation (ITRU), Musicmaker.com, Inc. (HITS), Preview Systems, Inc. (PRVW) and RealNetworks, Inc. (RNWK). The graph assumes that $100 was invested on July 9, 1999, the date of our initial public offering, in our common stock, the Nasdaq Stock Market Index-U.S. and the peer group, including reinvestment of dividends. No dividends have been declared or paid on our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

*	$100 invested on July 9, 1999 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

Company/Index	7/9/99	9/99	12/99	3/00	6/00	9/00	12/00	3/01	6/01	9/01	12/01
Liquid Audio	100.00	246.67	175.00	88.33	63.13	30.00	17.09	16.25	19.67	13.67	15.67
Peer Group	100.00	108.83	122.74	105.40	78.37	58.59	13.49	12.20	15.86	6.81	8.29
Nasdaq Stock Market (U.S.)	100.00	98.42	145.46	163.30	141.99	130.66	87.49	65.31	76.98	53.40	69.42

THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

OTHER MATTERS

The board of directors does not intend to present any other matters at the Company’s Annual Meeting. If any other matters properly come before the Company’s Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the board of directors may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying Proxy in the envelope which has been enclosed.

THE BOARD OF DIRECTORS

Redwood City, California
May 28, 2002

Appendix A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
LIQUID AUDIO, INC.

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Liquid Audio, Inc. (the “Company”) shall be:

•	to provide oversight and monitoring of Company management and the independent accountants and their activities with respect to the Company’s financial reporting process;

•	to provide the Company’s Board of Directors with the results of its monitoring and recommendations derived therefrom;

•	to nominate to the Board of Directors independent accountants to audit the Company’s financial statements and oversee the activities and independence of the accountants; and

•
to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

•	Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

•
At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•	providing oversight and monitoring of Company management and the independent accountants and their activities with respect to the Company’s financial reporting process;

•	recommending the selection and, where appropriate, replacement of the independent accountants to the Board of Directors;

•	reviewing fee arrangements with the independent accountants;

•	reviewing the independent accountants’ proposed audit scope, approach and independence;

•	reviewing the performance of the independent accountants, who shall be accountable to the Board of Directors and the Audit Committee;

•
requesting from the independent accountants of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants;

•
directing the Company’s independent accountants to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	discussing with the Company’s independent accountants the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

•	reviewing with management, before release, the audited financial statements and Management’s Discussion and Analysis in the Company’s Annual Report on Form 10-K;

•	providing a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

•	reviewing the Audit Committee’s own structure, processes and membership requirements; and

•	performing such other duties as may be requested by the Board of Directors.

MEETINGS:

The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the independent accountants as well as members of the Company’s management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee’s charter.

Appendix B

PRINTED ON GREEN STOCK

PROXY	PROXY

Appendix B

LIQUID AUDIO, INC.

Annual Meeting of Stockholders—July 1, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
LIQUID AUDIO, INC.

The undersigned stockholder of Liquid Audio, Inc., a Delaware corporation, acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 28, 2002, the 2001 Annual Report to Stockholders and the Proxy Statement Supplement dated June     , 2002, and appoints Michael R. Bolcerek and Robert G. Flynn, or either of them, as the proxies and attorneys-in-fact, with full power to each of substitution on behalf and in the name of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2002 Annual Meeting of Stockholders of the company to be held on Monday, July 1, 2002 at 10:00 a.m. (local time) at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California 94065, and any adjournment thereof with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN
AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

PRINTED ON GREEN STOCK

LIQUID AUDIO, INC.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.  ☒

1. The election of the following persons as Class III director of Liquid Audio, Inc. to serve for a term of three years and until his successor shall be duly elected and qualified

—Nominee: (01) Gerald W. Kearby —Nominee: (02) Raymond A. Doig	☐ FOR ☐ FOR	☐ WITHHELD ☐ WITHHELD

2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for Liquid Audio, Inc. for the fiscal year ending December 31, 2002.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To vote or otherwise represent the shares on any other business which may properly come before the meeting or any adjournment thereof, according to their discretion and in their discretion.

I plan to attend the meeting:  Yes  ☐  No  ☐

The shares represented by this Proxy will be voted in accordance with the specification made. If no specification is made, the shares represented by this Proxy will be voted for each of the above persons and proposals, and for such other matters as may properly come before the meeting as the proxy holders deem advisable.

Dated:                          , 2002
Signature(s)

(Title, if appropriate)

Sign exactly as your name(s) appear on the stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing, if stock is registered in two names, both should sign.

I plan to attend the meeting:  Yes  ☐    No  ☐

Appendix C

June     , 2002

Dear Stockholder:

On May 23, 2002, musicmaker.com, Inc. Jewelcor Management, Inc., Barington Companies Equity Partners, L.P., Ramius Securities, LLC, Domrose Sons Partnership, James A. Mitarotonda and Seymour Holtzman (referred to herein collectively as the “musicmaker group”) filed a Preliminary Schedule 14A under the Securities Exchange Act of 1934 (the “musicmaker proxy”), commencing a proxy solicitation in an effort to take control of Liquid Audio’s Board. The musicmaker proxy is soliciting your vote to take several extraordinary actions, including electing the musicmaker group’s own nominees as Class III directors, amending Liquid Audio’s By-laws to increase the number of directors to nine and to provide that only stockholders may taken action to fill the positions created by vacancies and electing up to four additional members to the Liquid Audio Board.

The current Liquid Audio Board has unanimously determined that the proposals set forth in the musicmaker proxy are not in the best interests of Liquid Audio and its stockholders. A GREEN proxy card is enclosed for your use. THE BOARD URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE GREEN PROXY CARD IN THE ACCOMPANYING ENVELOPE.

Your Board urges you NOT to sign or return any white proxy card sent to you by the musicmaker group. If you have previously signed a white proxy card sent by the musicmaker group, your Board urges you to sign, date and promptly mail the enclosed GREEN proxy card, which will revoke any earlier dated proxy cards solicited by the musicmaker group, which you may have signed. REMEMBER, ONLY THE LATEST DATED PROXY WILL BE COUNTED. The best way for you to support your Board is to vote “FOR” the Liquid Audio nominees for director on the GREEN proxy card sent to you by your Board.

On behalf of everyone at Liquid Audio, we thank you for your continued support.

We remain committed to acting in your best interests. If you have any questions with respect to voting, please feel free to call our proxy solicitor,                         .

Sincerely yours,

Gerald W. Kearby President and Chief Executive Officer

Your vote is extremely important to us. Please sign, date and promptly mail your GREEN proxy card in the postage-paid envelope provided. Your Board urges you not to return any white proxy card sent to you by the musicmaker group. Withholding authority to vote for the musicmaker group nominees on the white musicmaker group proxy card is not the same as voting “FOR” the Liquid Audio nominees.

If your shares are registered in the name of a broker, only your broker can execute a proxy and vote your shares and only after receiving your specific instructions. Please sign, date and promptly mail the GREEN proxy card in the envelope provided by your broker. Your shares cannot be voted unless you return a signed and executed proxy card to your broker. If you have any questions or need further assistance in voting, please contact the firm assisting us in the solicitation of proxies:

Call [            ] (toll-free in the United States) or [            ] (collect)

PROXY STATEMENT SUPPLEMENT

INTRODUCTION

This Proxy Statement Supplement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Liquid Audio, Inc. (“Liquid Audio”) to be voted at the Annual Meeting of Stockholders of Liquid Audio to be held on July 1, 2002, and at any and all adjournments or postponements thereof (the “Annual Meeting”). The Board has fixed the close of business on May 20, 2002 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Liquid Audio’s proxy statement (the “Proxy Statement”), this Proxy Statement Supplement and the accompanying GREEN proxy card are first being mailed to stockholders on or about June             , 2002.

At the Annual Meeting, stockholders will consider and vote upon the election of two Class III directors to hold office for three years. The Board has nominated Gerald W. Kearby and Raymond A. Doig (together, the “Liquid Nominees”) to serve as Class III directors.

As you may know, musicmaker.com, Inc., a Delaware corporation, Jewelcor Management, Inc., a Nevada corporation, Barington Companies Equity Partners, L.P., a Delaware limited partnership, Ramius Securities, LLC, a Delaware limited liability company, and Domrose Sons Partnership, a New York partnership (collectively, the “musicmaker group”), have commenced a proxy solicitation to take control of Liquid Audio’s Board by:

•	electing the musicmaker group’s nominees as Class III directors;

•	amending Liquid Audio’s By-laws to expand the Board and authorize only stockholders to fill the newly created directorships; and

•	electing the four nominees of the musicmaker group to fill these new board positions.

The musicmaker nominees for Liquid Audio’s Board (the “musicmaker nominees”) have indicated their intention to discontinue Liquid Audio’s present operations and to distribute “excess cash” to the stockholders (the “musicmaker proposals”).

WHY YOU SHOULD VOTE FOR THE LIQUID AUDIO NOMINEES

The Board has unanimously concluded that the musicmaker proposals are not in the best interests of Liquid Audio and its stockholders. Accordingly, the Board unanimously recommends a vote “FOR” the Liquid Nominees. Set forth below are the principal reasons to vote “FOR” the Liquid Nominees.

•
Liquid Audio’s current slate of directors, Raymond A. Doig and Gerald W. Kearby, should be re-elected to the company’s board of directors. Their collective experience in the entertainment and technology

2

industries makes them best suited to realize the strategic and financial worth of the company’s assets in order to maximize long-term shareholder value. Mr. Doig offers a wealth of experience in the entertainment field having served as president of 20th Century Fox and on the board of directors of many well-established companies such as Coca-Cola Bottling of the Midwest and Act III Theaters. Mr. Kearby has an intimate understanding of Liquid Audio’s technology and operations having served as chairman of the board, CEO and president since the company’s inception in 1996. Mr. Doig and Mr. Kearby have been active in providing corporate guidance and are the best candidates to represent Liquid Audio’s shareholders.

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Under the current board of directors, Liquid Audio has created and implemented a concrete plan to effectively reduce operating expenses and enhance shareholder value. Liquid Audio has aggressively reduced its operating expenses from $13.4 million in the first quarter of 2001 to $5.3 million in the first quarter of 2002, and reduced the net loss per share from $0.50 per share in the first quarter of 2001 to $0.22 per share in the first quarter of 2002. This was well in advance of the general market downturn and represents management’s strong desire to conserve its cash in preparation of a longer-term growth horizon for digital entertainment. Liquid Audio signed key distribution deals with four out of the five major record labels, including Universal, the largest record company in the world. In addition, Liquid Audio teamed with EMI to launch the industry’s first full-ownership, digital music subscription service. These recent developments are signs of momentum that offer some evidence of the long-term viability of the digital music industry.

GIVEN THESE REASONS, YOUR BOARD STRONGLY RECOMMENDS THAT YOU SUPPORT THE LIQUID NOMINEES, WHO THE BOARD BELIEVES ARE HIGHLY QUALIFIED, BY VOTING “FOR” THE LIQUID NOMINEES.

YOUR BOARD URGES YOU TO REJECT THE MUSICMAKER NOMINEES AND TO REJECT THE PROPOSED BY-LAW AMENDMENTS.

EVEN IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY THE MUSICMAKER GROUP, YOU CAN REVOKE THAT EARLIER PROXY BY SIGNING, DATING AND MAILING THE ENCLOSED GREEN PROXY CARD IN THE ENVELOPE PROVIDED. ONLY THE LATEST DATED PROXY WILL BE COUNTED.

Your vote is important, regardless of how many shares you own. Please sign and date the accompanying GREEN proxy card and mail it in the enclosed self- addressed envelope as promptly as possible, whether or not you expect to attend the meeting.

Whether or not you have previously signed a white proxy card sent by the musicmaker group, your Board urges you to show your support for the Board by signing, dating and promptly mailing the enclosed GREEN proxy card. By signing, dating and returning the GREEN proxy card, you will revoke any earlier dated white proxy card solicited by the musicmaker group which you may have signed. Your Board urges you NOT to return any white proxy card sent to you by the musicmaker group. THE BEST WAY TO SUPPORT THE LIQUID NOMINEES AND THE BOARD’S DETERMINATIONS IS TO VOTE “FOR” THE LIQUID NOMINEES ON THE GREEN PROXY CARD.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, ONLY YOUR BROKER CAN EXECUTE A PROXY AND VOTE YOUR SHARES AND ONLY AFTER RECEIVING YOUR SPECIFIC INSTRUCTIONS. PLEASE SIGN, DATE AND PROMPTLY MAIL THE GREEN PROXY CARD IN THE ENVELOPE PROVIDED BY YOUR BROKER. REMEMBER, YOUR SHARES CANNOT BE VOTED UNLESS YOU RETURN A SIGNED AND EXECUTED PROXY CARD TO YOUR BROKER.

A proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time prior to its exercise (i) by delivering written notice of revocation to the Secretary of Liquid Audio, (ii) by executing a

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subsequent proxy relating to the same shares which is delivered to the Secretary or (iii) by attending the Annual Meeting and voting in person (although attendance at the meeting in itself will not constitute revocation of a proxy).

VOTING PROCEDURES

Whether or not you plan to attend the meeting, you are urged to vote by submitting the GREEN proxy card. Duly executed and unrevoked proxies received by Liquid Audio prior to the Annual Meeting will be voted in accordance with the stockholder’s specifications marked on that proxy card. If no specifications are marked thereon, the GREEN proxies distributed by the Board will be voted “FOR” the election of the Liquid Nominees.

Any stockholder giving a proxy may revoke it at any time prior to voting at the Annual Meeting by filing with the Secretary of Liquid Audio a duly executed revocation, by submitting a later-dated proxy with respect to the same shares or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of your proxy).

A stockholder may, with respect to the election of directors, (i) vote for the election of both director nominees proposed by the Board, (ii) withhold authority to vote for both such director nominees or (iii) withhold authority to vote for any of the Liquid Nominees by so indicating in the appropriate space on the proxy. Stockholders who have received the musicmaker group’s proxy statement or who attend the Annual Meeting will also have each of the foregoing options in respect of the musicmaker nominees. Liquid Audio’s By-laws provide that at each meeting of stockholders at which a quorum is present, directors shall be elected by a plurality of votes cast by stockholders holding shares entitled to vote in the election at a meeting. The two nominees receiving the highest vote totals will be elected as directors of Liquid Audio.

Consequently, votes that are withheld in the election of directors and broker non-votes will not be taken into account for purposes of determining the outcome of the election. The only way to vote by proxy “FOR” the Liquid Nominees is to complete and return the GREEN proxy card. In that event, the Board urges you not to sign or return any white proxy card sent to you by the musicmaker group. Withholding authority to vote for the musicmaker nominees on the white musicmaker group proxy card is not the same as voting “FOR” the Liquid Nominees.

With respect to the musicmaker group’s proposals to amend Liquid Audio’s By-laws, a stockholder may vote for or against such matters or abstain from voting. Pursuant to the Company’s By-laws, each By-law proposal will be approved if the votes cast favoring a proposal exceeds a 66 and 2/3% majority of the shares outstanding as of the Record Date. An abstention or broker non-vote on either By-law proposal will be treated as a vote against such By-law proposal. Accordingly, if you are opposed to either or both of the By-law proposals, you should not SIGN OR return ANY white proxy card sent to you by the musicmaker group.

No dissenters’ rights apply to any matter to be acted upon at this meeting.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each member of the Board and certain officers of Liquid Audio may be deemed to be a “participant” in Liquid Audio’s solicitations of proxies in connection with the Annual Meeting. For information with respect to each participant in Liquid Audio’s solicitation of proxies in connection with the Annual Meeting please refer to (i) the table of security ownership of directors and executive officers under the heading “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” in Liquid Audio’s Proxy Statement, (ii) the discussion under the heading “Change of Control Arrangements” in Liquid Audio’s Proxy Statement and (iii) Schedules I and II to this Proxy Statement Supplement.

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SOLICITATION OF PROXIES

Proxies may be solicited by mail, advertisement, telephone, via the Internet or in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of Liquid Audio, none of whom will receive additional compensation for such solicitations.

Liquid Audio has retained [                                    (“             ”)] to provide solicitation and advisory services in connection with the proxy solicitation, for which [                ] is to receive a fee estimated at $            , together with reimbursement for its reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding soliciting material. [                ] will distribute proxy materials to beneficial owners and solicit proxies by personal interview, mail, telephone and telegram, and via the Internet, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Liquid Audio Common Stock. Liquid Audio has also agreed to indemnify [                ] against certain liabilities and expenses. It is anticipated that [                ] will employ approximately              persons to solicit stockholders for the Annual Meeting.

Costs incidental to these solicitations of proxies will be borne by Liquid Audio and include expenditures for printing, postage, legal, accounting, public relations, soliciting, advertising and related expenses and are expected to be approximately $             in addition to the fees of [                    ] described above (excluding the amount normally expended by Liquid Audio for the solicitation of proxies at its annual meetings). Total costs incurred to date for, in furtherance of, or in connection with these solicitations of proxies are approximately $            .

Certain information about the directors and executive officers of Liquid Audio and certain employees and other representatives of Liquid Audio who may also solicit proxies is set forth in the attached Schedule I. Schedule II sets forth certain information relating to shares of Liquid Audio Common Stock owned by such parties and certain transactions between any of them and Liquid Audio.

All expenses of solicitation of proxies will be borne by Liquid Audio.

By Order of the Board of Directors

Robert G. Flynn Secretary

Redwood City, California
June     , 2002

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SCHEDULE I

INFORMATION CONCERNING THE DIRECTORS AND CERTAIN EXECUTIVE OFFICERS AND EMPLOYEES OF THE COMPANY

The following table sets forth the name and present principal occupation or employment (except with respect to directors, whose principal occupation is set forth in the Proxy Statement), and the name, principal business and address of any corporation or other organization in which such employment is carried on, of (1) the directors of Liquid Audio and (2) certain executive officers and other employees of Liquid Audio who may assist in soliciting proxies from stockholders of Liquid Audio. Unless otherwise indicated, the principal business address of each such person is c/o Liquid Audio, Inc., 800 Chesapeake Drive, Redwood City, CA 94063. Ages shown are as of March 29, 2002.

Name and Principal Business Address	Present Office or Other Principal Occupation or Employment
Gearld W. Kearby (age 54)	President, Chief Executive Officer and Director of Liquid Audio, Inc.

Raymond A. Doig (age 64)	Consultant and Director of Liquid Audio, Inc.

Robert G. Flynn (age 48)	Senior Vice President of Business Development and Director of Liquid Audio, Inc.

Stephen V. Imbler (age 50)	Advisor of Hyperion Solutions Corporation and Director of Liquid Audio, Inc.

Ann Winblad (age 51)	General Partner of Hummer Winblad Venture Partners and Director of Liquid Audio, Inc.

Michael R. Bolcerek (age 40)	Senior Vice President and Chief Financial Officer of Liquid Audio, Inc.

Richard W. Wingate (age 49)	Senior Vice President of Content Development and Label Relations of Liquid Audio, Inc.

Leon Rishniw (age 36)	Vice President of Engineering of Liquid Audio, Inc.

H. Thomas Blanco (age 52)	Vice President of Human Resources of Liquid Audio, Inc.

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SCHEDULE II

INFORMATION REGARDING OWNERSHIP OF THE COMPANY’S SECURITIES BY PARTICIPANTS

The number of shares of Liquid Audio common stock held by directors and the named executive officers is set forth in the Proxy Statement under the caption, “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.” The number of shares of Liquid Audio common stock beneficially held by Michael R. Bolcerek as of May 30, 2002 is 58,333, which includes 58,333 shares of common stock issuable within 60 days of May 30, 2002 upon the exercise of options and other rights beneficially owned by Mr. Bolcerek on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to all shares of common stock. To our knowledge, except under applicable community property laws or as otherwise indicated, Mr. Bolcerek has sole voting and sole investment control with respect to all shares of common stock beneficially owned.

PURCHASES AND SALES OF SECURITIES

The following table sets forth information concerning all purchases and sales of securities of Liquid Audio by the participants listed below during the past two years.

Name	Date of Transaction	Nature of Transaction	Number of Shares of Common Stock
Gearld W. Kearby	2/28/01	Sale	12,500

H. Thomas Blanco	10/31/00 4/30/01 10/31/01 4/30/02	Purchase Purchase Purchase Purchase	1,063 2,500 2,069 2,500

Michael R. Bolcerek and Robert G. Flynn have agreed to serve as the proxies on Liquid Audio’s GREEN proxy card.

Other than as disclosed in this Schedule or in the Proxy Statement, none of Liquid Audio, any of its directors, executive officers or the employees of Liquid Audio named in Schedule I owns any securities of Liquid Audio or any subsidiary of Liquid Audio, beneficially or of record, has purchased or sold any of such securities within the past two years or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Schedule or in the Proxy Statement, to the best knowledge of Liquid Audio, its directors and executive officers or the employees of Liquid Audio named in Schedule I, none of their associates beneficially owns, directly or indirectly, any securities of Liquid Audio.

Other than as disclosed in this Schedule or in the Proxy Statement, to the knowledge of Liquid Audio, none of Liquid Audio, any of its directors, executive officers or the employees of Liquid Audio named in Schedule I has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Other than as disclosed in this Schedule or in the Proxy Statement, to the knowledge of Liquid Audio, none of Liquid Audio, any of its directors, executive officers or the employees of Liquid Audio named in Schedule I is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Liquid Audio, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

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Other than as set forth in this Schedule or in the Proxy Statement, to the knowledge of Liquid Audio, none of Liquid Audio, any of its directors, executive officers or the employees of Liquid Audio named in Schedule I, or any of their associates, has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of Liquid Audio’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which Liquid Audio or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000.

Other than as set forth in this Schedule or in the Proxy Statement, to the knowledge of Liquid Audio, none of Liquid Audio, any of its directors, executive officers or the employees of Liquid Audio named in Schedule I, or any of their associates, has any arrangements or understandings with any person with respect to any future employment by Liquid Audio or its affiliates or with respect to any future transactions to which Liquid Audio or any of its affiliates will or may be a party.

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